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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 18, 2005
                                                 ----------------


                                ICU MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     0-19974                 33-0022692
           --------                     -------                 ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

951 Calle Amanecer, San Clemente, California                          92673
--------------------------------------------                          -----
  (Address of principal executive offices)                          (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 2.02.   Results of Operations and Financial Condition
             ---------------------------------------------

             ICU Medical, Inc. announced its earnings for the third quarter of 2005.

Item 9.01    Financial Statements and Exhibits
             ---------------------------------

     (c)     Exhibits

     99.1 Press release, dated October 18, 2005 announcing ICU Medical, Inc.'s third quarter 2005 earnings.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 18, 2005

                                          ICU MEDICAL, INC.



                                          /s/ Francis J. O'Brien
                                          ----------------------
                                          Francis J. O'Brien
                                          Secretary, Treasurer and
                                          Chief Financial Officer